UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 15, 2008 (August 14, 2008)

Date of Report (Date of earliest event reported)

Wentworth Energy, Inc.

(Exact name of registrant as specified in its charter)

Oklahoma

(State or other jurisdiction)

0-32593

(Commission File Number)

73-1599600

(IRS Employer Identification No.)

112 E. Oak Street, Suite 200, Palestine, Texas, 75801

(Address of principal executive offices)

(903) 723-0395

Registrant’s telephone number, including area code

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 FR 240.13e-4(c))

Item 1.01

Entry into a Material Definitive Agreement

As disclosed in the Current Report on Form 8-K filed with the Securities and Exchange Commission on November 6, 2007, Wentworth Energy, Inc. (the “Company”) entered into an Amended and Restated Registration Rights Agreement (the “Registration Rights Agreement”) with certain investors that provided for the registration of shares of common stock.

On August 14, 2008, the Company entered into a Waiver Under Amended and Restated Registration Rights Agreement (the “Amendment”), effective June 30, 2008, to amend the Registration Rights Agreement by unconditionally waiving the requirement of the Company to file registration statements under Section 2 of the Registration Rights Agreement.  A copy of the Amendment is filed as Exhibit 10.1 hereto.

Item 9.01

Financial Statements and Exhibits

Exhibits

10.1

Waiver Under Amended and Restated Registration Rights Agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 15, 2008

WENTWORTH ENERGY, INC.

/s/ Francis K. Ling

Francis K. Ling, Chief Financial Officer

Exhibit Index

Exhibit No.
10.1	Waiver Under Amended and Restated Registration Rights Agreement.